UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: July 2, 2021

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-221726	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01	Changes in Registrant’s Certifying Accountant.

a)	Dismissal of Independent Registered Public Accounting Firm

On July 2, 2021, the Board of Directors of FDCTech, Inc. (the “Company”) approved the dismissal of Farber Hass Hurley LLP (“FHH”) as the Company’s independent registered public accounting firm. The reports of FHH on the Company’s consolidated financial statements for the fiscal years ended December 31, 2020, and 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty audit scope or accounting principles.

During the fiscal years ended December 31, 2020, and 2019, and through March 31, 2021, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with FHH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of FHH, would have caused FHH to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal years ended December 31, 2020, and 2019 and through March 31, 2021, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided FHH with a copy of the disclosures in the preceding paragraph and requested in writing that FHH furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the letter provided by FHH is filed as Exhibit 16.1 to this Current Report on Form 8-K.

b)	Newly Engaged Independent Registered Public Accounting Firm

On July 2, 2021, the Company appointed BF Borgers CPA PC (“BFB”) as the Company’s new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 31, 2021. During the fiscal years ended December 31, 2020, and 2019 and through March 31, 2021, neither the Company, nor anyone on its behalf, consulted BFB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered concerning the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by BFB that was an important factor considered by the Company in deciding as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
16.1	Letter of Farber Hass Hurley LLP to the Securities Exchange Commission dated July 2, 2021 with respect to the disclosure in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

July 8, 2021	By:	/s/ Imran Firoz
Date		Imran Firoz
Chief Financial Officer
(Principal Executive Officer)